UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 21, 2013
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Daktronics, Inc.
(Exact name of registrant as specified in its charter)
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South Dakota	0-23246	46-0306862
(State or other jurisdiction	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification Number)

201 Daktronics Drive
Brookings, SD  57006
(Address of principal executive office) (zip code)

(605) 692-0200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

This Current Report on Form 8-K (the “Report”) contains both historical and forward-looking statements that involve risks, uncertainties and assumptions. The statements contained in this Report that are not purely historical are forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, including statements regarding our expectations, beliefs, intentions and strategies for the future. These statements appear in a number of places in this Report and include all statements that are not historical statements of fact regarding our intent, belief or current expectations with respect to, among other things: (i) our financing plans; (ii) trends affecting our financial condition or results of operations; (iii) our growth strategy and operating strategy; (iv) the declaration and payment of dividends; (v) the timing and magnitude of future contracts; (vi) parts shortages and longer lead times; (vii) fluctuations in margins; and (viii) the introduction of new products and technology. The words “may,” “would,” “could,” “should,” “will,” “expect,” “estimate,” “anticipate,” “believe,” “intend,” “plans” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond our ability to control, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors discussed herein, including those discussed in detail in our filings with the Securities and Exchange Commission, including in our Annual Report on Form 10-K for the fiscal year ended April 28, 2012 in the section entitled “Item 1A. Risk Factors”

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Retirement of Chief Executive Officer

On February 21, 2013, the Board of Directors of Daktronics, Inc. (the “Company”), announced that James B. Morgan plans to retire as President and Chief Executive Officer of the Company effective on a date to be determined but no later than December 31, 2013. He will continue to serve on the board of directors.

(c)	Election of Successor Chief Executive Officer

In addition, the Company announced that its board of directors has named Reece A. Kurtenbach to be President and Chief Executive Officer of the Company, effective upon the date of Morgan's retirement.

Kurtenbach, who is 48 years old, is currently serving as an Executive Vice President and is responsible for the Live Events and International business units. Kurtenbach also provides corporate leadership for the Company's product development. He joined the Company in 1991 as an applications engineer focusing on large display projects. In 1994, he became the manager of the Company's video products engineering group and, in 2004, he was appointed Vice President. He was named Executive Vice President in 2012. Kurtenbach graduated from South Dakota State University in 1987 with a Bachelor's of Science degree in electrical engineering. Mr. Kurtenbach is the son of Dr. Aelred J. Kurtenbach, who is Chairman of the Board of the Company, and the nephew of Mr. Frank J. Kurtenbach, who is a Vice President and a Director of the Company.

(e)	There is no change in compensation for either executive at this time.

Item 9.01.  Financial Statements and Exhibits.

(d)    The following exhibit is filed as part of this Report:

99.1	Press release dated February 25, 2013 announces management succession

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/James B. Morgan
James B. Morgan, Chief Executive Officer (Principal Executive Officer)
Date: February 25, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 25, 2013 announces management succession